UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Vermillion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34810	33-0595156
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

        12117 Bee Caves Road Building Three, Suite 100, Austin, TX   78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, at the Vermillion, Inc. (the “Company”) 2018 annual meeting of stockholders held on June 21, 2018 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Amendment”) to the Vermillion, Inc. Second Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”).  The Amendment had been previously approved by the Company’s board of directors, subject to stockholder approval.

The Amendment increased the number of shares of Company common stock available for issuance under the 2010 Plan from 8,122,983 shares to 12,122,983 shares.

The 2010 Plan, as amended by the Amendment, is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 21, 2018, the Company held the Annual Meeting.  As of the close of business on the record date for the Annual Meeting, there were 70,039,338 shares of Company common stock issued and outstanding and entitled to vote. There were 52,014,710 shares present in person or by proxy at the Annual Meeting, constituting a quorum. The final voting results were as follows:

Proposal 1:  Election of Directors

Stockholders elected each of the Company’s five nominees for director, as set forth below:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
James S. Burns, D.L.S.	36,083,780	690,982	15,239,948
Veronica G.H. Jordan, Ph.D.	36,198,463	576,299	15,239,948
James T. LaFrance	36,086,780	687,982	15,239,948
Valerie B. Palmieri	36,190,313	584,449	15,239,948
David R. Schreiber	36,190,402	584,360	15,239,948

Proposal 2:  Issuance Proposal

Stockholders ratified the terms and issuance of the Company’s Series B Convertible Preferred Stock and approved the issuance of such number of shares of Company common stock issuable upon full conversion of the Series B Convertible Preferred Stock, including shares issuable pursuant to customary anti-dilution provisions, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
36,144,944	622,846	6,972	15,239,948

Proposal 3:  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2018, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
36,085,515	675,072	14,175	15,239,948

Proposal 4:  Approval of the Amendment

Stockholders approved the Amendment, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
31,959,429	4,782,081	33,252	15,239,948

Proposal 5:  Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

Stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
50,905,868	1,085,972	22,870	0

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibit No.Description

10.1Vermillion Inc. Second Amended and Restated 2010 Stock Incentive Plan (as amended effective June 21, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: June 27, 2018	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer